SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 1997

                  FRANKLIN TEMPLETON INTERNATIONAL CURRENCY FUNDS
                    FRANKLIN TEMPLETON GLOBAL CURRENCY FUNDS
                     FRANKLIN TEMPLETON HARD CURRENCY FUNDS
                   FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUNDS DATED MARCH 1, 1996 AS AMENDED OCTOBER 1, 1996



I. As of January 1, 1997 the Hard Currency Fund offers a second class of shares, designated "Advisor Class shares." This SAI describes the Class I shares of the Fund.

All shares of the Hard Currency Fund outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I and Advisor Class shares of the Hard Currency Fund differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" is amended to remove the reference to Class II shares.

III. The first sentence of the discussion under "The Fund's Underwriter - The Fund's Rule 12b-1 Plan" is amended by replacing the heading and the first sentence with the following text:

 The Fund's Rule 12b-1 Plan - Class I

 The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act, with respect to its Class I shares.